[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                 EXHIBIT 10.95



                        COMBINATORIAL CHEMISTRY AGREEMENT

        THIS COMBINATORIAL CHEMISTRY AGREEMENT (the "Agreement") is made and entered into effective as of December 22, 1998 (the "Effective Date"), by and between AXYS PHARMACEUTICALS, INC., a Delaware corporation having a place of business at 180 Kimball Way, South San Francisco, CA 94080 ("Axys"), and RHONE-POULENC RORER PHARMACEUTICALS INC., a Delaware corporation having a place of business at 500 Arcola Road, Collegeville, Pennsylvania 19426 ("RPR"). Axys and RPR may be referred to herein individually as a "Party" or, collectively, as the "Parties."

                                    RECITALS

        A. Axys has developed and owns certain technology and intellectual property rights relating to combinatorial chemistry and the synthesis of diverse chemistry libraries using combinatorial techniques.

        B. RPR desires to obtain from Axys a non-exclusive library of approximately [*] compounds to be synthesized pursuant to protocols developed by Axys and a license to use certain Axys combinatorial chemistry technology and intellectual property rights for RPR's drug discovery and development programs.

        C. Axys is willing to grant such rights to RPR and to synthesize and deliver to RPR such compound library pursuant to the following terms and conditions.

        NOW, THEREFORE, the Parties agree as follows:

1.      DEFINITIONS

        1.1 "AFFILIATE" means, with respect to a Party, any individual or entity that controls, is controlled by, or is under common control with, such Party. For this definition, the term "control" shall refer to (a) the ownership, directly or indirectly, of at least fifty percent (50%) of the voting securities or other ownership interest of an entity (or, if less, the maximum percentage permitted by law), or (b) the possession, directly or indirectly, of the power to direct the management or policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

        1.2 "AXYS IMPROVEMENT" means any invention, idea, concept, formula, design, techniques, enhancement or improvement (whether or not patentable or copyrightable or subject to any other form of intellectual property protection) which (i) is developed, conceived or reduced to practice as a result of activities pursuant to this Agreement, (ii) relates to the Library, the Library Compounds, the Library Protocols, the Axys Know-How, or the Axys Patents, and (iii) is made by employees or agents of Axys or its Affiliates, either solely or together with one or more employees or agents of RPR and its Affiliates.

        1.3 "AXYS KNOW-HOW" means Information Controlled by Axys during the Term that comprises or is contained in the Selected Protocols or relates directly to use of the Selected Protocols. The term "Axys Know-How" shall not include the general combinatorial chemistry techniques proprietary to Axys relating generally to synthesis of compounds or to accelerated medicinal chemistry based on the Library Compounds, or any computational methods and instrumentation know-how and compound management databases, or any Information relating to Library Protocols other than the Selected Protocols, except as the same may be contained in the Selected Protocols.

        1.4 "AXYS PATENTS" means all Patent Rights that are Controlled by Axys and claim aspects of the Axys Know-How.

        1.5 "CONFIDENTIAL INFORMATION" means the Information of a Party that it considers proprietary and/or confidential, and that, if disclosed under this Agreement in written, graphic or electronic form, is marked or otherwise designated as "confidential" or "proprietary" or the equivalent and, if disclosed orally, is characterized as "confidential" or "proprietary" by the disclosing Party at the time of such disclosure.

        1.6 "CONTROLLED" means, with respect to a material or an item of Information, Patent Right or other intellectual property right, that the applicable Party owns or has a license or right to such material, Information, Patent Right or other intellectual property right and has the ability to grant to the other Party access and a right and license as provided for herein under such material, Information, Patent Right or other intellectual property right without violating the terms of any agreement or other arrangements with, or the rights of, any Third Party.

        1.7 "DEVELOPMENT COMPOUND" means any Library Compound that RPR or its Affiliates undertakes to develop and commercialize pursuant to Section 2.8.

        1.8 "DERIVATIVE" means a compound (other than a Library Compound) made by RPR or any of its Affiliates using a Selected Protocol or any RPR Protocol.

        1.9 "EVALUATION PERIOD" means the period commencing on the Effective Date and terminating on [*].

        1.10 "GENERAL SCREENING" means use of the Library or any Library Compounds in assays (or other testing) to screen for activity against targets in the pursuit of the identification of lead compounds or structures in research and development programs, where the party conducting such screening is permitted and authorized to use the Library or any Library Compound to screen against [*] and/or [*]. For clarity, "General Screening" shall not include Limited Screening.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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

        1.11 "INFORMATION" means any data results, information, know-how, trade secrets, techniques, methods, development, material, or compositions of matter of any type or kind.

        1.12 "LIBRARY" means the collection of approximately [*] to be synthesized by Axys and provided to RPR under the terms of Article 2 of this Agreement.

        1.13 "LIBRARY COMPOUND" means any individual chemical compound within the Library and includes a Development Compound unless the context otherwise requires.

        1.14 "LIBRARY PROTOCOL" means a Protocol used for synthesizing a set of related Library Compounds using combinatorial chemistry techniques.

        1.15 "LIMITED SCREENING" means use of the Library or any Library Compounds in assays (or other testing) to screen for activity against targets in the pursuit of the identification of lead compounds or structures in research and development programs, where the party conducting such screening is permitted to use the Library or any Library Compound to screen against [*] and in [*].

        1.16 "PATENT RIGHTS" means (i) an issued and existing letters patent, including any extensions, supplemental protection certificates, registration, confirmation, reissue, reexamination or renewal thereof, (ii) pending applications, including any continuation, divisional, continuation-in-part application thereof, for any of the foregoing, and (iii) all counterparts to any of the foregoing issued by or filed in any country or other jurisdiction.

        1.17 "PROTOCOL" means a detailed set of combinatorial chemistry synthetic methods and standard operating procedures designed to be used for synthesizing a set of related compounds using combinatorial chemistry techniques.

        1.18 "RPR IMPROVEMENT" means any invention, idea, concept, formula, design, technique, enhancement or improvement (whether or not patentable or copyrightable or subject to any other form of intellectual property protection) which (i) is developed, conceived or reduced to practice as a result of activities pursuant to this Agreement, (ii) relates to the Derivatives, the RPR Protocols, or the RPR Know-How, and (iii) is made by employees or agents of RPR or its Affiliates, either solely or together with one or more employees or agents of Axys or its Affiliates.

        1.19 "RPR KNOW-HOW" means all Information Controlled by RPR during the Term that relates to the Derivatives or the RPR Protocols.

        1.20 "RPR PROTOCOL" means any Protocol which was developed by RPR or its Affiliates using any Information contained in a Selected Protocol.

        1.21 "SCAFFOLD" means the chemical substructure common to a set of Library Compounds related by the use of a particular Library Protocol to synthesize such Library Compounds.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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        1.22 "SELECTED PROTOCOL" means a Library Protocol that has been selected by RPR pursuant to Section 2.2 and, if applicable, [*], which Library Protocol shall contain at a minimum the enabling information outlined in Exhibit A attached hereto.

        1.23 "TECHNOLOGY COMMITTEE" means the committee formed by the Parties under Section 2.4 of the Agreement.

        1.24 "TERM" means the term of this Agreement as set forth in Section
8.1.

        1.25 "THIRD PARTY" means any natural person, corporation, firm, business trust, joint venture, association, organization, company, partnership or other business entity, or any government or agency or political subdivision thereof, other than Axys, RPR or an Affiliate of either of them.

2.      DEVELOPMENT AND TRANSFER OF LIBRARY

        2.1 LIBRARY SYNTHESIS. Commencing promptly after the Effective Date, Axys will use [*] to synthesize Library Compounds to be provided to RPR as part of the Library. Such Library Compounds shall be synthesized using [*] Library Protocols of Axys. Axys will ensure that the Library will be comprised of [*] Library Compounds per Library Protocol used in making the Library.

        2.2 SELECTED PROTOCOLS. During the Evaluation Period, RPR shall endeavor to evaluate the Library Compounds provided by Axys and the Scaffolds that are generated by Axys during such period. Prior to the end of the Evaluation Period, RPR shall choose, by written notice provided to Axys, as Selected Protocols [*] the Library Protocols. In addition, RPR [*]. RPR shall choose such [*] by written notice provided to Axys, [*]. Selection of Selected Protocols by RPR under this Section 2.2 shall be made based upon review by RPR of the Scaffolds that have been provided to RPR [*] and/or based upon screening or other data generated by RPR and its Affiliates from their use of the Library Compounds as permitted by this Agreement. Axys shall use [*] to complete delivery of the Selected Protocols and the Axys Know-How relating thereto within [*] of selection by RPR hereunder or as soon as reasonably available. Such delivery shall be in written form, CD-ROM, microfilm or other appropriate medium and format (including without limitation electronic transfer or delivery) as reasonably selected by the mutual agreement of the parties. RPR and its Affiliates may use the Selected Protocols and grant sublicenses to use the Selected Protocols only as permitted in Section 3.1.

        2.3 DELIVERY OF LIBRARY COMPOUNDS. Axys shall use [*] to deliver the Library Compounds in the Library to RPR according to the following schedule:
[*]. If Axys is able to produce and deliver the Library Compounds [*]. For Library Compounds other than Initial Library Compounds, Axys shall calculate a projected delivery date for the Library Compounds to be produced from each such Scaffold within a reasonable period of time following RPR's acceptance of, or failure to timely reject, Scaffolds pursuant to Section 2.9, and Axys shall


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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
inform RPR of each such projected delivery date. [*] thereafter Axys shall update RPR on the then-projected delivery date(s) for such Library Compounds. The Library Compounds will conform to the specifications set forth in the applicable Library Protocol. Axys shall use due care in conducting the testing specified in Exhibit B for each Library Compound, and shall perform all such testing in accordance with generally prevailing industry standards. The Initial Library Compounds shall be delivered in [*] Library Compound present in the shipment. All Library Compounds delivered after the Initial Library Compounds shall be delivered in [*] Library Compound present in the shipment. For the Initial Library Compounds [*] of each Library Compound shall be [*] well plates. For all Library Compounds delivered after the Initial Library Compounds [*] well plates. Each shipment shall be accompanied by a confidential description of the identity and structure of each Library Compound in such shipment, as well as a diagram indicating the location of each Library Compound in each plate included in the shipment. Accompanying each shipment will be the results of the analysis of the Library Compounds, performed by Axys according to the method of analysis set forth in Exhibit B attached hereto. Axys shall make [*] to provide Library Compounds to RPR [*] and in any event [*]. Taking all deliveries of Library Compounds as a whole, Axys shall not [*].

        2.4 TECHNOLOGY COMMITTEE. Within thirty (30) days of the Effective Date, Axys and RPR shall form a committee consisting of two (2) representatives of each Party (the "Technology Committee"). The Technology Committee shall meet as needed at times as agreed upon by the members of the Technology Committee (but no more than once per quarter) to establish a mechanism for RPR to review the Scaffolds prior to the selection of Library Protocols under Section 2.2 or the rejection of such Scaffolds under Section 2.9, to memorialize the dates on which deliveries of Library Compounds were made by Axys to RPR, to review Axys [*] and to discuss and resolve any non-business aspects of the relationship of the Parties under this Agreement. The Technology Committee will also look at analytical methods and results, as well as alternative approaches to quality control relating to the Library Compounds. The Technology Committee shall act by unanimous consent, and may meet by telephone, videoconference or in face-to-face meetings, as agreed upon by the members of the committee. A Chairperson shall be appointed for each meeting of the Technology Committee by the members of the Technology Committee. Each Party may change its representatives on the Technology Committee as it deems appropriate, and may send non-voting representatives to attend committee meetings as observers.

        2.5 RIGHT TO USE LIBRARY COMPOUNDS - RPR. All Axys Know-How and Axys Patents existing as of the Effective Date and relating to the Library and the Library Compounds including any Information of Axys relating thereto, shall be and remain the property of Axys (but subject to the licenses and other rights granted to RPR and its Affiliates hereunder). Subject to the terms of this Agreement, RPR and its Affiliates shall have the right to use the Library and the Library Compounds solely (a) [*] and (b) [*]. Except as permitted in the foregoing or as permitted in Section 6.3, RPR covenants that it and its Affiliates shall not transfer or disclose the Library or Library Compounds, or the structures thereof, to any Third Party for any purpose. RPR shall cause its Affiliates to observe the limitations contained in this Section 2.5 and elsewhere in this Agreement which are applicable to RPR and its Affiliates. RPR and its Affiliates may use all Information generated by the use of the Library and the Library


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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

Compounds as permitted above for any purpose subject to and in compliance with the limitations in this Agreement. It is understood and agreed that the provisions of this Section 2.5 shall only apply to Library Compounds that are not Development Compounds and that the provisions of Section 2.8 shall apply to Development Compounds.

        2.6 RIGHT TO USE LIBRARY COMPOUNDS - AXYS. Axys retains the rights to provide the Library, Library Compounds and all the Library Protocols (including without limitation the Selected Protocols) to Third Parties for use in General Screening; provided, however, that, (i) during the [*] period after each date of delivery of a set of Library Compounds by Axys, Axys covenants that it shall not provide the Library Protocols applicable to such Library Compounds or any of such Library Compounds (excluding a de minimis amount thereof) to more than [*] for use in General Screening (each of such Third Parties being referred to herein as a "General Screening Party"), and (ii) for an [*] thereafter, Axys covenants that it [*] for use in General Screening. Without limiting any of the foregoing, Axys and its Affiliates shall retain the right to use the Library and the Library Compounds for all internal purposes, including without limitation, General Screening, combinatorial chemistry and medicinal chemistry, and research (including, without limitation, drug discovery), development and commercialization activities of Axys and its Affiliates. Axys also retains the right to use all the Library Protocols (including without limitation the Selected Protocols) for any internal purpose and retains the right to use the Library and the Library Compounds in programs focused on specific targets and/or therapeutic areas pursuant to collaborative research, development or commercialization agreements with Third Parties (each such Third Party being referred to herein as a "Third Party Corporate Partner"), and to provide the Library or Library Compounds to Third Party Corporate Partners of Axys or its Affiliates for use by such partner in programs focused on specific targets pursuant to research, development or commercialization agreements between such Third Party Corporate Partner and Axys (or its Affiliate, as applicable), provided that, each such Third Party Corporate Partner (and its Affiliates) is contractually prohibited from using the Library or Library Compounds for General Screening (unless such partner is also one of the General Screening Parties) and is subject to a confidentiality agreement at least as restrictive as the provisions of Article 6.

        2.7 RPR'S RIGHT TO DERIVATIVES. RPR and its Affiliates shall have the right to synthesize and use Derivatives for any and all research, development, commercialization and other purposes, including but not limited to research, development and commercialization programs conducted in collaboration with Third Parties.

        2.8 RPR'S RIGHT TO DEVELOPMENT COMPOUNDS. If RPR or its Affiliates [*], in which case such Library Compound shall be deemed to be a Development Compound. With respect to Development Compounds, Axys shall inform other customers permitted to use such Library Compounds that they are no longer available for, and are no longer licensed for, selection by such customers for commercialization. RPR may designate up to [*] Library Compounds as Development Compounds at any time; provided, however, that RPR may not select, and will no longer be licensed to commercialize, any Library Compound as a Development Compound (i) if Axys has previously received written notice from any other customer that such customer has selected such Library Compound for commercialization, or (ii)


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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if Axys itself [*] has selected such Library Compound for commercialization.
As soon as reasonably practicable following receipt of any such written notice, Axys shall inform RPR that such Library Compound is no longer available for selection as a Development Compound. For each Development Compound, RPR shall use [*]. If RPR fails to satisfy the diligence obligations set forth herein with respect to any Development Compound, such Development Compound shall again be deemed to be a Library Compound rather than a Development Compound.

        2.9 RPR SCAFFOLD REVIEW. During the period when Axys is delivering the Library Compounds to RPR under Section 2.3, RPR and its Affiliates shall have the right, as provided below, to review the Scaffolds that Axys proposes to use in creating the Library Compounds, in advance of Axys delivering the Library Compounds based on such Scaffolds (but excluding the Scaffolds used for the Initial Library Compounds). Axys shall provide the proposed Scaffolds to RPR in confidence prior to preparing the Library Compounds based on such Scaffolds, and will use [*] to provide such Scaffolds as soon as Axys can reasonably do so in light of Axys' delivery schedule hereunder and in no event [*] in advance of starting the preparation of the related Library Compounds. RPR shall have the right to review such Scaffolds and shall have the right, subject to the following, to reject certain of such Scaffolds for any reason, including without limitation if RPR determines that any Library Compounds based on or including such Scaffolds will overlap with or are substantially identical to compounds that RPR or its Affiliates has manufactured or plans to manufacture. If RPR desires to reject a particular Scaffold, it shall notify Axys as soon as reasonably practicable and in no event [*] of receipt of the proposed
Scaffold. If RPR accepts a particular Scaffold, it shall notify Axys as soon as reasonably practicable. Failure to notify Axys of its desire to reject a particular Scaffold within such [*] shall be deemed to be acceptance of such Scaffold by RPR. RPR shall have the right to reject up to [*].

        2.10 OPTIONAL CHEMISTRY SERVICES AND ENABLING COMBINATORIAL CHEMISTRY TECHNOLOGY. Axys agrees to provide RPR with [*]. If RPR is interested in pursuing such a project at Axys, RPR shall give Axys written notice of the desired project and details thereof, and the Parties shall meet to negotiate in good faith the financial terms and other terms and conditions relating to such project. Axys agrees that the [*].

        2.11   DELIVERY; TITLE.

        (a) Axys shall ship, [*], the Library Compounds to RPR in
Collegeville, Pennsylvania or such other location within the continental United States as RPR designates in a written notice to Axys.

        (b) Title to the actual physical samples of each set of Library Compounds contained within the ninety-six (96) well plates provided by Axys under this Agreement shall pass to RPR (free and clear of any liens, security interests or other similar encumbrances) upon delivery of such Library Compounds to RPR; provided that the passing of such title shall neither limit or eliminate the restrictions upon use of the Library or the Library Compounds imposed by this Agreement; and provided further that the passing of title to such actual physical samples shall


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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not be deemed create any additional rights or licenses in such Library Compounds or the intellectual property embodied therein or used to synthesize such Library Compounds, and RPR's right to use such Library Compounds shall be solely as expressly granted by Axys to RPR herein. Risk of loss to the actual physical samples of each set of Library Compounds contained within the ninety-six (96) well plates provided by Axys under this Agreement shall pass to RPR [ * ]. Axys acknowledges that title to the actual physical samples of Derivatives produced by RPR under and in accordance with this Agreement remains with RPR or its Affiliates absent a further written agreement of the parties.

3.      TECHNOLOGY LICENSE RIGHTS

        3.1 TECHNOLOGY AND LIBRARY LICENSE RIGHTS.

                (a) LICENSES. Subject to the terms and conditions of this Agreement, Axys hereby grants RPR and its Affiliates the non-exclusive, worldwide, fully paid-up, perpetual (subject to termination under Section 8.4) right and license to use and practice the Axys Know-How and the Axys Patents solely (i) for RPR's and its Affiliates' permitted use of the Library and the Library Compounds under Section 2.5, (ii) for RPR's and its Affiliates' permitted synthesis and use of the Derivatives under Section 2.7 and permitted use of the Development Compounds under Section 2.8, and (iii) to synthesize additional quantities of Library Compounds for use as permitted in Section 2.5, provided such right and license shall not entitle RPR to any of the Library Protocols other than the Selected Protocols.

                (b) SUBLICENSING RIGHTS. RPR and its Affiliates shall have the right to grant sublicenses to Third Parties under the licenses granted pursuant to [*] above; provided that such sublicenses prohibit further sublicensing and limit the sublicensee to synthesizing and using Derivatives for the sublicensor's and/or for the sublicensee's internal research, development and commercialization purposes and no other purposes. RPR and its Affiliates shall also have the right to grant sublicenses to Third Parties under the licenses granted pursuant to [*] above; provided that such sublicenses may only be granted in conjunction with and in compliance with RPR's and its Affiliates' permitted use of the Library and Library Compounds under Section 2.5 and only to the extent needed to accomplish such permitted purposes. RPR and its Affiliates covenant that they will not transfer or disclose any Axys Know-How or Axys Patents disclosed hereunder to any Third Party except in connection with any sublicense permitted under this Subsection 3.1(b) or in connection with the exercise of its rights hereunder, and subject to limitations consistent with the above restrictions. RPR shall provide Axys with written notification of an intended sublicense pursuant to the second sentence of this Subsection 3.1(b) prior to the execution of a sublicense agreement and shall provide Axys with a copy of such sublicense agreement following execution (redacted of any confidential Information of RPR or its sublicensee).

        3.2 LICENSE LIMITATIONS. RPR understands and agrees that its rights granted in Section 3.1 under the Axys Know-How and the Axys Patents are non-exclusive, and that Axys retains all its rights to use the Axys Know-How and Axys Patents for its own purposes and to license or disclose the Axys Know-How and Axys Patents to Third Parties without restriction,


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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subject only to the restrictions set forth in, and to the licenses and other rights granted RPR under, this Agreement. RPR covenants that RPR and its Affiliates shall not use or practice the Axys Know-How and/or Axys Patents (or grant sublicenses with respect thereto) for any use or purpose except as expressly permitted in Section 3.1, [*]. RPR covenants that RPR and its Affiliates will not sell or otherwise commercialize any Library Compound, but excluding from the foregoing limitation any Development Compound or any compound that is discovered or synthesized by RPR or its Affiliates completely independent of any activity permitted under this Agreement and without reliance on any Axys Know-How, Axys Patents or other Confidential Information of Axys disclosed to RPR.

        3.3 [*] ON RESTRICTIVE PROVISIONS AND DELIVERY TIMES. Axys covenants that it will contractually bind any General Screening Party, any Third Party Corporate Partner, and any other Third Party to which Axys or its Affiliates provides the right to use any of the Library Compounds or Library Protocols to provisions [*] hereof and that it [*]. In the event that Axys desires to provide the Library Compounds or the Library Protocols to any Third Party on [*] hereof or [*], then [*], as the case may be.

4.      PAYMENTS

        4.1 LICENSE FEE. RPR shall pay Axys [*] within thirty (30) days of the Effective Date as a [*] license fee.

        4.2 COMPOUND LICENSES AND PAYMENTS. The license fee and purchase price of Library Compounds delivered hereunder shall be calculated in accordance with the following:

                (a) for the Initial Library Compounds, the aggregate license fee and purchase price per Library Compound shall be equal to [*] for such Initial Library Compounds.

                (b) for Library Compounds delivered [*] the aggregate license fee and purchase price per Library Compound shall be equal to [*] for such Library Compounds.

        4.3 PAYMENT PROCEDURES. Upon each delivery by Axys of particular Library Compounds pursuant to Section 2.3, RPR agrees to pay Axys the amounts set forth in Section 4.2 for such delivered Library Compounds, such payment to be made within [*] of receipt of an invoice from Axys regarding such delivered Library Compounds, which invoice shall be submitted promptly upon delivery of such Library Compounds by Axys under the terms of Section 2.3. RPR shall be responsible for additional payments of any sales, transfer, excise, export or other tax and of any customs tax or duties assessed on the sale or transfer of Library Compounds, Library Protocols, Axys Know-How or Axys Patents. Such additional payments shall exclude all taxes based upon the net income to Axys.

        4.4 SELECTED PROTOCOL FEES. There is no charge beyond the payments set forth in Section 4.1 for the [*] Library Protocols chosen by RPR [*]. For each Library Protocol chosen by RPR following the Evaluation Period and during the Term as a Selected Protocol, RPR shall pay Axys


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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[*]. Such payments shall accompany the written notice whereby RPR informs Axys of its selection of the Selected Protocol.

5.      INTELLECTUAL PROPERTY MATTERS

        5.1 OWNERSHIP.

                (a) AXYS IMPROVEMENTS. Axys Improvements made solely by employees or agents of Axys and/or its Affiliates shall be owned solely by Axys. Axys Improvements made jointly by employees or agents of Axys and/or its Affiliates and one or more employees or agents of RPR and/or its Affiliates shall be owned jointly by the Parties.

                (b) RPR IMPROVEMENTS. RPR Improvements made solely by employees or agents of RPR and/or its Affiliates shall be owned solely by RPR. RPR Improvements made jointly by employees or agents of RPR and/or its Affiliates and one or more employees or agents of Axys and/or its Affiliates shall be owned jointly by the Parties.

                (c) NON-LIBRARY COMPOUNDS. Axys [*]. Axys will [*]. At RPR's request and expense, Axys will execute any documents or instruments as may be necessary [*]. In the event [*].

                (d) LIBRARY COMPOUNDS. RPR [*]; provided nothing herein shall limit or otherwise affect the provisions of Section 2.11(b) or the licenses or other rights granted to RPR hereunder.

        5.2 LIMITATION ON PATENT APPLICATIONS.

                (a) SPECIFIC CLAIMS. A Party shall not file or allow any of its Affiliates to file, and Axys shall not allow any General Screening Party or Third Party Corporate Partner to file, any patent applications that [*], provided that a Party shall have the right to [*], and Axys shall have the right to allow any General Screening Party or Third Party Corporate Partner to [*] and Axys shall have the right to [*]. RPR shall have the right to [*].
For clarity, this Section 5.2(a) prohibits RPR from filing a patent application that [*] and permits RPR to file a patent application that [*].

               (B) GENERIC CLAIMS. A Party shall have the right to [*], and Axys shall have the right to allow any General Screening Party or Third Party Corporate Partner [*]. For clarity, this Section 5.2(b)(i) permits RPR to file a patent application that (A) [*] or (B) [*].

        5.3    ADDITIONAL LICENSES.

               (a) TO RPR. Subject to the limitations set forth herein, Axys hereby grants to RPR and its Affiliates a non-exclusive, world-wide, perpetual (subject to termination by Axys under Section 8.4), fully paid-up right and license, with the right to sublicense, under any issued or published Patent Rights Controlled by Axys or its Affiliates that [*] solely for RPR and its Affiliates and permitted sublicensees to make and use such Library Compounds to the extent


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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permitted in Section 2.5 and to make and use Library Compounds in connection with the use of Derivatives and Development Compounds to the extent permitted in Sections 2.7 and 2.8, respectively.

                (b) TO AXYS.

                        (i) RPR hereby grants to Axys a non-exclusive, world-wide, perpetual, fully paid-up license, with right to sublicense, under issued or published patents owned by RPR or its Affiliate that [*] solely for Axys and its Affiliates and sublicensees to make, have made, import, use and derivatize, such Library Compound as permitted in Section 2.6 and for Axys and its Affiliates to offer for sale and sell such Library Compound (but not any derivatives thereof) as permitted in Section 2.6, but excluding from the foregoing license [*].

                        (ii) Subject to the limitations set forth herein, RPR hereby grants to Axys a non-exclusive, world-wide, perpetual, fully paid-up right and license, with the right to sublicense, under issued or published Patent Rights Controlled by RPR or its Affiliates that [*], but excluding from the foregoing right and license any [*].

        (c) COVENANT TO SECURE. With respect to [*].

        5.4 HANDLING OF PATENTS.

        (a) AXYS OR RPR PATENTS RIGHTS. At its sole cost and expense, each Party shall have the right to file, prosecute, maintain and enforce the Patent Rights, which it Controls, subject to the provisions of this Section 5. Each Party agrees to provide the other with reasonable assistance in filing, prosecuting, maintaining and enforcing the other's Patent Rights, at the other's request and expense, including providing access to relevant documents and other evidence and making its employees available. Any amounts recovered by a Party, whether by settlement or judgment, shall be retained by such Party.

        (b) JOINT PATENTS RIGHTS. Responsibility for the filing, prosecution, maintenance and enforcement of Patent Rights the Parties jointly own (the "Joint Patent Rights") will be agreed upon by the Parties on a case-by-case basis and handled by mutually acceptable counsel. The Parties shall [*]. Any amounts recovered in the enforcement of Joint Patent Rights, whether by settlement or judgement, shall [*].

        5.5 THIRD PARTY PATENT RIGHTS. If any warning letter or other notice of infringement is received by a Party, or action, suit or proceeding is brought against a Party alleging infringement of a Patent Right of any Third Party in the manufacture, use or sale of a Library Compound or use of the Axys Know-How or Axys Patents as permitted herein, the Parties shall promptly discuss and decide the best way to respond.



6.      CONFIDENTIALITY


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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        6.1 CONFIDENTIALITY OBLIGATIONS. Each Party agrees that, for the Term and for ten (10) years thereafter, such Party shall keep, and shall ensure that its officers, directors, employees and agents keep, completely confidential and shall not publish or otherwise disclose and shall not use for any purpose except as expressly permitted hereunder any Confidential Information furnished to it by the other Party pursuant to this Agreement; except that the foregoing obligations shall not apply to any Information to the extent that it can be established by such receiving Party that such Information:

                (a) was already known to the receiving Party or any of its Affiliates, other than pursuant to an obligation of confidentiality owed to the disclosing Party, at the time of disclosure;

                (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

                (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

                (d) was subsequently lawfully disclosed to the receiving Party or its Affiliates by a Third Party other than in contravention of a confidentiality obligation of such Third Party to the disclosing Party; or

                (e) was developed or discovered by employees of the receiving Party or its Affiliates who had no access to the Confidential Information of the disclosing Party.

        Notwithstanding the foregoing, each Party may disclose the other Party's Confidential Information only to the extent such disclosure is reasonably necessary in filing or prosecuting Patent Rights, prosecuting or defending litigation, complying with applicable governmental laws or regulations, making a permitted sublicense of its rights hereunder or conducting clinical trials or otherwise in performing its obligations or exercising its rights hereunder, provided that if a Party is required to make any such disclosure of the other Party's Confidential Information, it will, whenever reasonably possible, give advance notice to the latter Party of such disclosure requirement, will cooperate with the other Party in its efforts to secure confidential treatment of such Information prior to its disclosure (whether through protective orders or confidentiality agreements or otherwise), and will use reasonable efforts to limit the extent of such disclosure and, if requested by the other Party because of an inability of such other Party to seek confidential treatment, to secure confidential treatment of such Information prior to its disclosure (whether through protective orders or confidentiality agreements or otherwise).

        6.2 PRESS RELEASES. Except to the extent required by law or as otherwise permitted in accordance with this Section 6.2 or Section 6.3, neither Party shall make any public announcements concerning this Agreement or the subject matter hereof without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, the Parties agree that each Party may desire or be required to issue press releases relating to this Agreement or the activities hereunder, and the Parties agree to


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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consult with each other reasonably and in good faith with respect to the text of such press releases prior to the issuance thereof, provided that a Party may not unreasonably withhold consent to such releases, and that either Party may issue such press releases as it determines, based on advice of counsel, are reasonably necessary to comply with laws or regulations or for appropriate market disclosure. The principles to be observed by Axys and RPR in public disclosures with respect to this Agreement shall be: accuracy, the requirements of confidentiality under this Article 6, and the normal business practices in the pharmaceutical and biotechnology industries for disclosures by companies comparable to Axys and RPR. Except as set forth in Section 6.3 hereof, in the event of a required or desired public announcement, such Party shall provide the other Party with a reasonable opportunity and the right to approve the content of such announcement prior to its being made, which approval shall not be unreasonably withheld or delayed. Furthermore, each Party shall give the other Party a reasonable opportunity to review all filings with the United States Securities and Exchange Commission describing the terms of this Agreement prior to submission of such filings, and shall give due consideration to any reasonable comments by the non-filing Party relating to such filing, including without limitation the provisions of this Agreement for which confidential treatment should be sought.

        6.3 PUBLICATIONS. Notwithstanding the terms of Section 6.2, either Party may publish Information that such Party discovered or developed in its research, development or commercialization activities derived from use of the Library or any Library Compound without the consent of or notice to the other Party, provided, however, that no such publication may contain any Confidential Information of the other Party, or may disclose the structure of a Library Compound or Information that reasonably may be interpreted to disclose the structure of a Library Compound unless:

                (a) such structure is in the public domain at the time of such publication; or

                (b) such structure was independently discovered by employees of the publishing Party who had no access to the Library, the Library Compounds or any Confidential Information of the other Party; or

                (c) the disclosure of such structure is required to support a patent filing pursuant to Section 5.2; or

                (d) the other Party has consented in writing to such disclosure.

7.      INDEMNIFICATION

        7.1 INDEMNIFICATION BY RPR. RPR shall indemnify, defend and hold Axys and its Affiliates and their respective agents, employees, officers and directors (collectively the "Axys Indemnitees") harmless from and against any and all liability, damage, loss, cost or expense (including reasonable attorneys' fees) arising out of Third Party claims or suits related to (a) RPR's or any of its Affiliate's negligence, willful misconduct or breach of this Agreement; (b) the manufacture or use of Library Compound(s), Derivatives, or Development Compounds or the manufacture, use or sale of compounds or products containing compounds that are based upon or derived from a Library Compound, Derivative or Development Compound, by RPR and


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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its Affiliates, sublicensees, distributors and agents, or (c) RPR's obligation pursuant to Section 4.3 to pay taxes; provided, however, that the foregoing shall not apply to the extent such claims or suits result from the negligence or willful misconduct of or breach of this Agreement by any of the Axys Indemnitees. Notwithstanding the foregoing, RPR shall have no obligation to indemnify the Axys Indemnitees with respect to claims arising out of breach by Axys of its representations and warranties set forth in Section 9.4 hereof.

        7.2 INDEMNIFICATION BY AXYS. Axys shall indemnify, defend and hold RPR and its Affiliates and their respective agents, employees, officers and directors (collectively the "RPR Indemnitees") harmless from and against any and all liability, damage, loss, cost or expense (including reasonable attorney's fees) arising out of Third Party claims or suits related to (a) Axys' or its Affiliates' negligence, willful misconduct or breach of this Agreement, except to the extent that such claims or suits result from (i) the manufacture, use, or sale by RPR and its Affiliates, sublicensees, distributors and agents of compounds, or products containing compounds, that are based upon or derived from a Library Compound, or (ii) the negligence or willful misconduct of or breach of this Agreement by any of the RPR Indemnitees; or (b) the manufacture, use or sale to Third Parties by Axys, its Affiliates, Third Party licensees, distributors or agents of Library Compound(s) or the manufacture, use or sale of compounds, or products containing compounds, that are based or derived from Library Compounds. Notwithstanding the foregoing, Axys shall have no obligation to indemnify the RPR Indemnitees with respect to claims arising out of breach by RPR of its representations and warranties set forth in Section 9.4 hereof.

        7.3 NOTIFICATION OF CLAIMS; CONDITIONS TO INDEMNIFICATION OBLIGATIONS. As a condition to a Party's right to receive indemnification under this Article 7, it shall (i) promptly notify the other Party as soon as it becomes aware of a claim or action for which indemnification may be sought pursuant hereto, (ii) cooperate with the indemnifying Party in the defense of such claim or suit, and
(iii) permit the indemnifying Party to control the defense of such claim or suit, including without limitation the right to select defense counsel. In no event, however, may the indemnifying Party compromise or settle any claim or suit in a manner which admits fault or negligence on the part of the indemnified Party without the prior written consent of the indemnified Party. The indemnifying Party shall have no liability under this Article 7 with respect to claims or suits settled or compromised without its prior written consent.

8.      TERMINATION AND EXPIRATION

        8.1 TERM AND TERMINATION. This Agreement shall commence upon the Effective Date and, unless earlier terminated as provided herein, shall expire on the second anniversary of the Effective Date or, if later, upon the completion of delivery of the Library to RPR. The license and other rights granted under Sections 2.5, 2.7, 2.8, 3.1, 3.2, 5.1, 5.2 and 5.3 shall survive such expiration, subject to compliance by RPR and its Affiliates with all limitations on the practice of such license rights set forth in such Sections.

        8.2 TERMINATION BY RPR FOR FAILURE TO DELIVER. RPR shall have the right to terminate this Agreement [*] written notice if Axys has materially failed to comply with the


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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

delivery schedule for delivering Library Compounds under Section 2.3, provided that such termination shall not be effective if Axys cures such failure prior to the end of such [*]. The license and other rights under Sections 2.5, 2.7, 2.8, 3.1, 3.2, 5.1, 5.2 and 5.3 shall survive such termination with respect to the Library Compounds and Selected Protocols already delivered and paid for by RPR, subject to compliance by RPR and its Affiliates with all limitations on the practice of such license rights set forth in such Sections.

        8.3 TERMINATION UPON MATERIAL BREACH.

                (a) Failure by a Party to comply with any of its material obligations contained herein shall entitle the Party not in default to give to the Party in default notice specifying the nature of the default, requiring it to make good or otherwise cure such default, and stating its intention to terminate if such default is not cured. If such default is not cured within [*] after the date of such notice (or, if such default cannot be cured within such [*] period, if the Party in default does not commence and diligently continue actions to cure such default), the Party not in default shall be entitled, without prejudice to any of its other rights conferred on it by this Agreement, and in addition to any other remedies available to it by law or in equity, to terminate this Agreement; provided, however, that such right to terminate shall be stayed in the event that, during such [*], the Party alleged to have been in default shall have initiated dispute resolution proceedings in accordance with Section 9.11 with respect to the alleged default, which stay shall last so long as the initiating Party diligently and in good faith pursues the prompt resolution of such proceedings.

                (b) The right of a Party to terminate this Agreement, as provided above, shall not be affected in any way by its waiver or failure to take action with respect to any prior default. A Party may waive its right to terminate this Agreement with respect to a particular default, provided that any such waiver shall not constitute a waiver of, and such Party shall retain all rights to pursue, any and all other remedies it may have at law or in equity of such default by the other Party.

        8.4 CONSEQUENCES OF TERMINATION.

                (a) Upon termination of this Agreement by RPR pursuant to
Section 8.3, then: (i) the license and other rights granted under Sections 2.5, 2.7, 2.8, 3.1, 5.1, 5.2 and 5.3 shall survive termination for Library Compounds and Selected Protocols delivered and paid for by RPR, subject to compliance with all limitations in such Sections and in Section 3.2; (ii) Axys shall promptly return all Confidential Information of RPR in its possession; (iii) all obligations and rights of Axys to provide additional Library Compounds shall terminate; and (iv) RPR shall retain the right to use the Library Compounds and Selected Protocols already delivered and paid for as permitted under this Agreement.

                (b) Upon termination of this Agreement by Axys pursuant to
Section 8.3, then: (i) all licenses and other rights granted by Axys to RPR under this Agreement, or, if applicable, under this Agreement as to the particular Library Compounds so terminated, shall terminate; (ii) RPR shall return all existing samples of the Library Compounds that are subject to the termination and all rights to use such Library Compounds shall terminate and revert to Axys;


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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(iii) if the entire Agreement is terminated, all obligations of Axys to provide additional Library Compounds shall terminate; and (iv) the license rights granted to Axys by RPR in Section 5.3 shall survive any such termination.

                (c) In the event this Agreement is terminated pursuant to
Section 8.3 prior to October 31, 1999, RPR shall be entitled, in addition to its other rights and remedies, to damages equal to the product of [*], and (y) the number of months remaining between the date of termination and October 31, 1999.

        8.5 ACCRUED RIGHTS; SURVIVING OBLIGATIONS.

                (a) Termination or expiration of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of a Party prior to such termination or expiration. Such termination or expiration shall not relieve a Party from obligations which are expressly indicated to survive termination or expiration of this Agreement.

                (b) Without limiting the second sentence of Section 8.5(a), Sections 2.5, 2.7, 2.8, 2.11(b), 5.1, 5.2, 5.3, 5.4, 9.10, 9.11 and 9.13 and
Articles 1, 3, 6, 7 and 8 of this Agreement shall survive the expiration or termination of this Agreement for any reason except to the extent otherwise provided in Section 8.4.

        8.6 RIGHTS IN BANKRUPTCY. All rights and licenses granted under or pursuant to this Agreement by RPR or Axys are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to "intellectual property" as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code, the Party hereto which is not a party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in their possession, shall be promptly delivered to them (i) upon any such commencement of a bankruptcy proceeding upon their written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under (i) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.

9.      MISCELLANEOUS PROVISIONS

        9.1 RELATIONSHIP OF THE PARTIES. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency or employer-employee relationship between the Parties. Neither Party shall incur any debts or make any commitments for the other.

        9.2 ASSIGNMENTS. Except as expressly provided herein, neither this Agreement nor any interest hereunder shall be assignable, nor any other obligation delegable, by a Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld or


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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delayed; provided, however, that a Party may assign this Agreement to any
Affiliate or to any successor in interest by way of merger, acquisition or sale of all or substantially all of its assets in a manner such that the assignee shall be liable and responsible for the performance and observance of all such Party's duties and obligations hereunder, but provided that if such assignee is an Affiliate of the assigning Party, such Party shall guarantee the performance by such Affiliate of all its obligations under the Agreement. This Agreement shall be binding upon the successors and permitted assigns of the Parties; provided, however, that in the event that Axys is acquired, the Axys Know-How and the Axys Patents shall not include any information or intellectual property rights owned by the acquiring company as of the date of such acquisition, unless previously licensed to Axys. Any assignment not in accordance with this Section
9.2 shall be null and void. On December 1, 1998, Rhone-Poulenc S.A. and Hoechst AG announced their common intention to merge their respective life sciences businesses into a new company, Aventis S.A. (the "Merger"). In the event the Merger is consummated, RPR shall be entitled to assign this Agreement to Aventis or an Affiliate of Aventis without the prior written consent of Axys; provided such entity agrees in writing to undertake and perform all liabilities, duties and obligations of RPR hereunder.

        9.3 DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH IN SECTION 9.4, THE PARTIES EXPRESSLY DISCLAIM ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS, UNLESS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT.

        9.4 REPRESENTATIONS AND WARRANTIES.

                (a) Each Party represents and warrants to the other Party that, as of the date of this Agreement:

                        (i) such Party is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

                (ii) such Party has taken all corporate action necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement; and

                        (iii) this Agreement is a legal and valid obligation of such Party, binding upon such Party and enforceable against such Party in accordance with the terms of this Agreement, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance. All consents, approvals and authorizations from all governmental authorities or other Third Parties required to be obtained by such Party in connection with this Agreement have been obtained.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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                        (iv) such Party has obtained written confidentiality
agreements from each of its employees and consultants who have access to the Confidential Information of the other Party hereunder, whether in the form of general confidentiality agreements from the employees obtained at the time of commencement of such employees' employment by such Party or otherwise, which agreements obligate such persons to maintain as confidential all confidential information obtained by such Party in confidence from a Third Party.

                (b) Axys represents and warrants to RPR that as of the date of this Agreement:

                        (i) [*], in whole or in part;

                        (ii) it has the full right, power and authority to enter into this Agreement and to grant the licenses granted under Articles 3 and 5 hereof;

                        (iii) [*];

                        (iv) the execution, delivery and performance of this Agreement by Axys does not and will not constitute a material breach under, and is not and will not be precluded by the terms of, any agreement to which Axys is a party or by which Axys or its assets is bound;

                        (v) [*]; and

                        (vi) [*].

                (c) RPR represents and warrants to Axys that as of the date of this Agreement:

                        (i) it has the full right, power and authority to enter into this Agreement and to grant the licenses granted under Section 5.3 hereof;

                        (ii) the execution, delivery and performance of this Agreement by RPR does not and will not constitute a material breach under, and is not and will not be precluded by the terms of, any agreement to which RPR is a party or by which RPR or its assets is bound.

        9.5 FURTHER ACTIONS. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

        9.6 FORCE MAJEURE. Neither Party shall be liable to the other for failure or delay in the performance of any of its obligations under this Agreement for the time and to the extent such failure or delay is caused by earthquake, riot, civil commotion, war, strike, flood, governmental acts or restrictions or any other reason which is beyond the control of the respective Party. The Party affected by force majeure shall provide the other Party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.



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likely extent and duration of the interference with its activities), and will use commercially reasonable efforts to overcome the difficulties created thereby and to resume performance of its obligations as soon as practicable. If the performance of any obligation under this Agreement is delayed owing to a force majeure for any continuous period of more than [*], the Parties hereto shall consult with respect to an equitable solution, including the possibility of the mutual termination of this Agreement.

        9.7 NO TRADEMARK RIGHTS. No right, express or implied, is granted by this Agreement to a Party to use in any manner the name or any other trade name or trademark of a Party in connection with the performance of this Agreement.

        9.8 ENTIRE AGREEMENT OF THE PARTIES; AMENDMENTS. This Agreement, together with the Exhibits hereto, constitutes and contains the entire understanding and agreement of the Parties respecting the subject matter hereof and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter. No waiver, modification or amendment of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

        9.9 CAPTIONS. The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.

        9.10 APPLICABLE LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the [*], applicable to contracts entered into and to be performed wholly within the [*], excluding conflict of laws principles.

        9.11 DISPUTES. In the event of any controversy or claim arising out of, relating to or in connection with any provision of this Agreement, or the rights or obligations of the Parties hereunder, the Parties shall try to settle their differences amicably between themselves by referring the disputed matter to the Chief Executive Officer of Axys and the Senior Vice President, Research of RPR for discussion and resolution. Either Party may initiate such informal dispute resolution by sending written notice of the dispute to the other Party, and within [*] after such notice such representatives of the Parties shall meet for attempted resolution by good faith negotiations. If such personnel are unable to resolve such dispute within [*] of their first meeting of such negotiations, either Party may seek to have such dispute resolved in any federal or state court in the United States having jurisdiction over the dispute and the Parties.

        9.12 NOTICES AND DELIVERIES. Any notice, request, delivery, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, transmitted by telecopier (receipt verified) or by express courier service (signature required) or five (5) days after it was sent by registered letter, return receipt requested (or its equivalent), to the Party to which it is directed at its address or facsimile shown below or such other address or facsimile number as such party shall have last given by notice to the other Parties.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        If to RPR, addressed to:

               Rhone-Poulenc Rorer Pharmaceuticals Inc.
               500 Arcola Road
               Collegeville, PA 19426
               Telecopier:  (610) 454-3807
               Attn.:  General Counsel

        If to Axys, addressed to:

               Axys Pharmaceuticals, Inc.
               180 Kimball Way
               South San Francisco, CA  USA   94080
               Telecopier:  (650) 829-1067
               Attn:  Chief Executive Officer

               with a copy to:

               Axys Pharmaceuticals, Inc.
               180 Kimball Way
               South San Francisco, CA  USA   94080
               Telecopier:  (650) 829-1067
               Attn:  General Counsel

        9.13 NO CONSEQUENTIAL DAMAGES. IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS RESPECTIVE AFFILIATES BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, including, but not limited to, loss of profits or revenue, or claims of customers of any of them or other Third Parties for such or other damages, but excluding from the foregoing liabilities arising from breach of the limitations in Sections 2.5, 2.6, 2.7 or
3.3 or Article 6.

        9.14 WAIVER. A waiver by either Party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either party.

        9.15 COMPLIANCE WITH LAW. Nothing in this Agreement shall be deemed to permit a Party to export, reexport or otherwise transfer any Library Compound or any Axys Know-How provided under this Agreement without compliance with all applicable laws.

        9.16 SEVERABILITY. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement. The Parties shall make a good faith effort to replace the invalid or unenforceable provision with a valid one, which in its economic effect is most consistent with the invalid or unenforceable provision.

        9.17 COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, any one of which need not contain the signature of more than one Party but all such counterparts taken together shall constitute one and the same agreement.



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the Effective Date, each copy of which shall for all purposes be deemed to be an original.



                                            RHONE-POULENC RORER PHARMACEUTICALS
                                            INC.

                                            By: /s/ Kenneth R. Pina
                                               ---------------------------------

                                            Title:  VP
                                               ---------------------------------


                                            AXYS PHARMACEUTICALS, INC.

                                            By: /s/ Frederick Ruegsegger
                                               ---------------------------------

                                            Title: Senior VP & CFO
                                               ---------------------------------



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT A

                            LIBRARY PROTOCOL CRITERIA

                                      [*]




[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT B

                               METHODS OF ANALYSIS


                                       [*]



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.